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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of O'Charley's Inc. (the "Company") on Form 10-K/A for the period ending December 29, 2002 as filed with the Securities and Exchange Commission on April 3, 2003 (the "Report"), I, A. Chad Fitzhugh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ A. Chad Fitzhugh
-------------------------------
A. Chad Fitzhugh
Chief Financial Officer
April 3, 2003

A signed original of this written statement required by Section 906 has been provided to O'Charley's Inc. and will be retained by O'Charley's Inc. and furnished to the Securities and Exchange Commission or its staff upon request.